UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
 of the Securities Exchange Act of 1934

Check the appropriate box:
☑	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Information Statement.

J-KAN, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

1)	Amount previously paid:
2)	Form, schedule or registration statement no.:
3)	Filing party:
4)	Date filed:

J-KAN, INC.
1823 Phoenix Avenue
Ft. Smith, Arkansas 72903

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS
IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
January ___, 2009

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock, that on January ___, 2009 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	Reincorporation in Nevada by merger with and into our wholly-owned Nevada subsidiary, J-Kan, Inc.

•	The Articles of Incorporation and Bylaws of our Nevada subsidiary will become the Articles of Incorporation and Bylaws of the Company on the effective time of the reincorporation.

•
The Articles of Incorporation and Bylaws of our Nevada subsidiary provide for a classified board of directors, limitation of the liability of directors to the Company and the indemnification of directors and other persons, adoption of certain restrictions on calling special meetings of stockholders and nominating directors, authorizing the board of directors to change the corporate name, and authorization to issue shares of preferred stock.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions have been approved by our board of directors and by shareholders holding 1,066,000 shares of our common stock representing 63.22% of our total voting shares based on 1,686,000 voting shares outstanding as of the close of business on the Record Date.  Each share of our common stock is entitled to one vote in connection with the matters described above.  As a result, the foregoing actions are approved by the stockholders of the Company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

We are mailing the Information Statement on or about ___________, 2009 (the “Record Date”) to stockholders of record of the Company at the close of business on the day immediately preceding the date of mailing..

By Order of the Board of Directors,

/s/ Jerry W. Neel, Jr.

Ft. Smith, Arkansas
January ___, 2009

	APPRAISAL RIGHTS...	4

	QUESTIONS AND ANSWERS..............................................................................................................................................................................................	4

	VOTING SECURITIES AND OWNERSHIP THEREOF
	BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................................................................................................................	6

	EXECUTIVE COMPENSATION...........................................................................................................................................................................................	7

	SUMMARY COMPENSATION TABLE..............................................................................................................................................................................	7

	REINCORPORATION IN NEVADA.....................................................................................................................................................................................	8
	Principal Reasons for Reincorporation
	Principal Features of the Reincorporation
	How to Exchange Company Certificates for J-Kan Nevada Certificates
	Capitalization
	Significant Differences Between the Corporation Laws of Nevada and Arkansas

	DEFENSES AGAINST HOSTILE TAKEOVERS............................................................................................................................................................	12
	General
	Authorized Shares of Capital Stock
	Stockholder Meetings
	Classified Board of Directors and Removal of Directors
	Election and Removal of Directors
	Supermajority Voting Requirements for Certain Amendments

	DISSENTERS’ RIGHTS...	14

	ADDITIONAL INFORMATION.............................................................................................................................................................................................	14

EXHIBITS
	Exhibit A – Articles of Incorporation Exhibit B - Plan and Agreement of Merger Exhibit C - Subchapter 13, Arkansas Business Corporation Act – Dissenters’ Rights

APPRAISAL RIGHTS

You may be entitled to assert dissenters’ rights under subchapter 13 of the Arkansas Business Corporation Act.  The purchase price will be determined by the board of directors based on the fair market value of the shares immediately prior to the Effective Time.  See “Dissenters’ Rights” and the provisions of Arkansas law contained in Exhibit C attached to the Information Statement..  Holders of our common stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about __________ ___, 2009.  The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of J-Kan, Inc. an Arkansas corporation into a Nevada corporation.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY IS THE COMPANY REINCORPORATING TO NEVADA?

A:  Nevada imposes no income taxes or franchise taxes on Nevada corporations.  We believe that we will be able to save tax expenses in Nevada levied on our profitable operation.

Q: HOW WILL THE REINCORPORATION CHANGE OUR ARTICLES OF INCORPORATION AND BYLAWS?

A. The Articles of Incorporation and Bylaws of our Nevada subsidiary provide for a classified board of directors, limitation of the liability of directors to the Company and the indemnification of directors and other persons, adoption of certain restrictions on calling special meetings of stockholders and nominating directors, authorizing the board of directors to change the corporate name, and authorization to issue shares of preferred stock.

Q:  WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A:  The board of directors has already approved the reincorporation plan and has received the written consent of our shareholders who are officers and directors, and represent a majority of our outstanding voting shares.  Under the Arkansas Business Corporation Act and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we already have received confirmation that a majority of our voting shares have approved the transactions discussed herein, a formal shareholders meeting is not necessary and represents a substantial and avoidable expense.

Q:  WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A:  The reincorporation will be accomplished by a merger of the Company with and into our wholly owned subsidiary, J-Kan, Inc., a Nevada corporation (“J-Kan Nevada”).  One fully paid and non-assessable shares of J-Kan Nevada will be issued for each outstanding share of our common stock.  The shares of the Company will cease to trade on the over-the-counter bulletin board and the shares of J-Kan Nevada will begin trading in their place beginning on the Effective Time of the reincorporation, under a new trading symbol and new CUSIP number that has not yet been assigned.  Other securities of the Company, such as options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by J-Kan Nevada.

Q:  HOW WILL THE REINCORPORATION AFFECT THE NUMBER OF SHARES OF CAPITAL STOCK WE ARE AUTHORIZED TO ISSUE?

A:  The reincorporation will not change the number of common shares we are authorized to issue and will remain unchanged at 100,000,000.  However the reincorporation will authorize us to issue 20,000,000 shares of preferred stock.  This is an increase because we are not presently authorized to issue preferred stock.

Q:  HOW WILL THE REINCORPORATION AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A:  Our officers, directors and employees will become the officers, directors and employees of J-Kan Nevada on the Effective Time of the reincorporation.  J-Kan Nevada will continue our business at the same locations and with the same assets.

Q:  HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A:  The action described in this Information Statement will not affect your securities or your percentage of ownership on the Company.

Q: HOW DO I EXCHANGE COMPANY CERTIFICATES FOR CERTIFICATES OF J-KAN NEVADA?

A:  Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter.  Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, J-Kan Nevada will issue a new certificate representing the number of whole shares of J-Kan Nevada as soon as practical after the Effective Time of the reincorporation. If you hold our stock in street name or in a brokerage account, we encourage you to request that certificate be issued to you so that you can exchange it for a certificate representing shares of J-Kan Nevada.

Q:  WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A:  You are not required to surrender your certificates representing Company shares to receive shares of J-Kan Nevada.  However, until you receive your shares of J-Kan Nevada you are entitled to receive notice of or vote at stockholder meetings and receive dividends or other distributions on the shares of J-Kan Nevada.

Q:  WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A:  If you have lost your Company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.  Our transfer agent is:

Island Stock Transfer, Inc.
200 2 nd Avenue South, Suite 300N,
St. Petersburg, Florida 33701

Q:  CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A:  Yes.  Under Arkansas law we may be required to purchase some or all of the outstanding shares of J-Kan from any stockholder that notifies us prior to the Effective Time that he or she dissents and tenders certificates representing shares of J-Kan.  The purchase price will be determined by the board of directors based on the fair market value of the shares immediately prior to the Effective Time.  See “Dissenters’ Rights” and the provisions of Arkansas law contained in Exhibit C attached to the Information Statement.

Q:  WHO WILL PAY THE COSTS OF REINCORPORATION?

A.  J-Kan Nevada will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement you will pay the cost of exchanging certificates representing shares of the Company for certificates representing shares of J-Kan Nevada. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:  WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:  We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of J-Kan Nevada that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of the Company’s Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer at any time during the year ended July 31, 2008, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on July 31, 2008 and to whom the Company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the Company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on July 31, 2008, and (vi) all directors and officers as a group.  None of the directors, nominees, or officers of the Company owned any equity security issued by the Company’s subsidiaries.  Information with respect to officers, directors and their families is as of July 31, 2008 and is based on the books and records of the Company and information obtained from each individual.  Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of the Company’s principal executive office.

Name of Individual or Group	Common Stock		Percent of Class [1]	Total Voting Interest [1]	Percent of Total [1]

5% Stockholders
Jerry W. Neel, Jr.	533,000		31.61%	533,000	31.61%
Marisu Neel	533,000		31.61%	533,000	31.61%	%

Individual Directors
Jerry W. Neel, Jr.	533,000	[2]	31.61%	533,000	31.61%	%
President, Secretary and Chairman of the Board of Directors
Jerry W. Neel, Sr, Director.	700		.04%	700	.04%
Marisu Neel, Treasurer and Director	533,000	[3]	31.61%	533,000	31.61%
Sandra Neel, Director and Treasurer	700		.04%	700	.04%

All Directors & Officers as a Group (4 Persons)	1,067,400		63.30%	1,067,400	63.30%

(1)	Based on a total of 1,686,000 shares of our Common Stock outstanding.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years July 31, 2008 and 2007, and whose salary and bonus exceeded $100,000 for the fiscal years ended July 31, 2008 and 2007, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

Summary Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Com-pensation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Jerry Neel, Jr. (1), President, Secretary and Chairman of the Board of Directors	2008	42,303	-0-	-0-	-0-	-0-	-0-	-0-	42,303
	2007	51,580	-0-	7	-0-	-0-	-0-	2,013	53,600
Jerry Neel, Sr. (2), Director	2008	20,308	-0-	-0-	-0-	-0-	-0-	-0-	20,308
	2007	20,308	-0-	7	-0-	-0-	-0-	-0-	20,315
Marisu Neel (3), Treasurer/Director	2008	29,201	-0-	-0-	-0-	-0-	-0-	-0-	29,201
	2007	6,166	-0-	7	-0-	-0-	-0-	2,013	8,187
Sandra Neel (4), Director	2008	6,769	-0-	-0-	-0-	-0-	-0-	-0-	6,769
	2007	$6,769	-0-	$7	-0-	-0-	-0-	-0-	$6,776
(1) There is no employment contract with Jerry “Jake” Neel, Jr. at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.
(2) There is no employment contract Jerry Neel, Sr. at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.
(3) There is no employment contract with Marisu Neel at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.
(4) There is no employment contract with Sandra Neel at this time. Nor are there any agreements for compensation in the future. A salary and stock options and/or warrants program may be developed in the future.

Additional Compensation of Directors

All of our directors are unpaid.  On October 11, 2006, the Board of Directors authorized the issuance of stock awards of 700 shares at par value for each Officer and Director for accepting their officer and director positions.  Compensation for the future will be determined when and if additional funding is obtained.

Board of Directors and Committees

Currently, our Board of Directors consists of Mr. Jerry Neel, Jr., Mr. Jerry Neel, Sr., Marisu Neel and Sandra Neel. We are not actively seeking additional board members. At present, the Board of Directors has not established any committees.

Employment Agreements

Currently, we have no employment agreements with any of our Directors or Officers.

Outstanding Equity Awards At Fiscal Year-End.

There were no unexercised options; stock that had not vested; or equity incentive plan awards for any of our Directors or Officers in the last two years.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada (the “Reincorporation”).  This summary does not include all of the provisions of the Nevada Articles of Incorporation or Plan and Agreement of Merger between the Company and J-Kan Nevada., a Nevada corporation (“J-Kan Nevada”), copies of which is attached hereto as Exhibit “A” and “B” respectively. Copies of the bylaws of J-Kan Nevada are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions.  Nevada has adopted Revised Statutes that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

We also believe our reincorporation in Nevada will save expenses for taxes and fees because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of the Company, with and into our wholly owned subsidiary, J-Kan Nevada.  J-Kan Nevada will be the surviving entity.

At the Effective Time, each of our common stockholders will be entitled to receive one fully paid and non-assessable share of common stock of J-Kan Nevada outstanding as of the Effective Time, and (ii) the Company will cease its corporate existence in the State of Arkansas.  We anticipate that the shares of the Company will cease trading on the first trading date following the Effective Time and shares of J-Kan Nevada will begin trading in their place but under a new CUSIP number and trading symbol.

The Articles of Incorporation and by-laws of J-Kan Nevada are significantly different from the Articles of Incorporation and by-laws of the Company.  Because of the differences between the Articles of Incorporation and by-laws of the Company and the laws of the State of Arkansas, which govern the Company, and the Articles of Incorporation and by-laws of J-Kan Nevada and the laws of the State of Nevada, which govern J-Kan Nevada, your rights as stockholders will be affected by the reincorporation.  See the information under “Significant Differences Between the Corporation Laws of Nevada and Arkansas” for a summary of the differences between the Articles of Incorporation and by-laws of the Company and the laws of the State of Arkansas and the Articles of Incorporation and by-laws of J-Kan Nevada and the laws of the State of Nevada.

Following the Reincorporation, the members of our Board of Directors and officers will remain the same and become officers and Directors of J-Kan Nevada.  Our daily business operations will continue at the principal executive offices at 1823 Phoenix Avenue, Ft. Smith, Arkansas 72903.

How to Exchange Company Certificates for J-Kan Nevada Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of J-Kan Nevada common stock.  Upon surrender of a certificate representing our common stock, together with a duly executed letter of transmittal, J-Kan Nevada will issue, as soon as practicable, a certificate representing the number of shares of J-Kan Nevada each stockholder is entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  We recommend that you contact your nominee or broker and confirm that a certificate is submitted for exchange.

Because of the reincorporation in Nevada, holders of our common stock are not required to exchange their certificates for J-Kan Nevada certificates.  Dividends and other distributions declared after the Effective Time with respect to common stock or preferred stock of the Company and payable to holders of record thereof after the Effective Time will be paid to the holder of any unsurrendered common stock certificate of the Company and, which by virtue of the reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of the Company and, until such holder has surrendered the certificate of the Company.  Holders of warrants or options will be entitled to exercise any right as a holder of the Company, until such holder has surrendered the certificate of the Company.

Capitalization

Our authorized capital consists of 100,000,000 shares of common stock, $.01 par value.  As of July 31, 2008, there were 1,686,000 shares of our common stock issued and outstanding.  The authorized capital of J-Kan Nevada also consists of 100,000,000 shares of common stock, $.001 par value per share as well as 20,000,000 shares of preferred stock.  Except for the authorization to issue an additional 20,000,000 shares of preferred stock, the reincorporation will not affect our total number of authorized shares, number of shareholders, stockholder equity or total capitalization.  We have no present intention to issue any of the newly authorized shares of preferred stock.

Significant Differences Between the Corporation Laws of Nevada and Arkansas

The Company is incorporated under the laws of the State of Arkansas. At the Effective Time of the Reincorporation, our stockholders, whose rights are currently governed by Arkansas Law and the Arkansas Articles of Incorporation and the Arkansas bylaws, which were created pursuant to Arkansas Law, will become stockholders of a Nevada company with the name J-Kan, Inc., and their rights as stockholders will then be governed by Nevada Law and the Nevada Articles of Incorporation and the Nevada by-laws which were created under Nevada Law.

The corporate statutes of Nevada and Arkansas have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Arkansas law and Nevada law.

Classified Board of Directors.  Both Arkansas and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Our Nevada Articles provide for classified boards consisting of three classes, elected to three-year terms.  Our present Arkansas Articles of Incorporation does not provide for a classified board of directors.  As a result of the reincorporation, our board will be divided into three classes, with Jerry W. Neel, Jr. serving until the annual meeting in 2009, Jerry W. Neel, Sr. serving until the annual meeting in 2010, and Marisu Neel and Sandra Neel serving until the annual meeting in 2011.  At the expiration of each director's term, a successor will be elected to a three-year term.  In addition, any increase in the size of the board of directors will be allocated among the classes so that they are as nearly equal as possible.  The implementation of the classified board of directors may make it more difficult for our stockholders to replace the entire board of directors because only one-third of the board is elected each year.  See “Defenses against Hostile Takeovers.”

Removal of Directors. Under Arkansas law, members of a classified board of directors may be removed with or without cause only at a meeting called for the purpose of removing the director or directors.  Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  However, the Nevada Articles provide that directors may only be removed for cause by the vote of not less than 75% of the outstanding shares entitled to vote for the election of directors.  The reincorporation will make it more difficult for the stockholders of J-Kan Nevada to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders.  Arkansas law permits special meetings of stockholders to be called by the board of directors or the person or persons authorized in the Articles of Incorporation or by the holders of at least ten percent of all votes on any issue proposed at the special meeting.  The Arkansas Articles of Incorporation or bylaws do not specify a person or persons authorized to call special meetings.  Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws.  The Articles of Incorporation and bylaws of J-Kan Nevada each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.  The reincorporation will make it more difficult for the stockholders of J-Kan Nevada to call a special meeting of the shareholders.

Special Meetings Pursuant to Petition of Stockholders. Arkansas law provides that a stockholder of a corporation may apply to the county Circuit Court if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of six (6) months after the end of the corporation’s fiscal year or if there is no such date designated, within fifteen (15) months after the last annual meeting.  Nevada law is more restrictive.  Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within eighteen (18) months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for the stockholders of J-Kan Nevada to require that an annual meeting be held without the consent of the board of directors.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.  Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.  Both Arkansas and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures.  Neither the Articles of Incorporation of the Company nor the Articles of Incorporation of J-Kan Nevada provide for cumulative voting.  The reincorporation does not change the rights of the stockholders to cumulate their votes.

Vacancies.  Under Arkansas law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.  Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.  Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise.  The bylaws of both the Company and J-Kan Nevada address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of Officers and Directors and Advancement of Expenses. Arkansas and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Arkansas and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding.  Arkansas law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  An Arkansas corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects:  First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  There will be a difference in stockholders' rights with respect to this issue because the bylaws of the Company do not provide for the mandatory advancement of expenses of directors and officers and the J-Kan Nevada by laws do so provide.

Limitation on Personal Liability of Directors.  Arkansas law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  The Articles of Incorporation of the Company excludes director liability to the maximum extent allowed by Arkansas law.  Nevada law permits, and J-Kan Nevada has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends.  Arkansas law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Arkansas law, unless further restricted in the Articles of Incorporation, no distribution may be made if, after giving it effect: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation will not change our ability to pay dividends.

Restrictions on Business Combinations.  Nevada law contains provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.  Arkansas law does not contain any comparable provisions.  A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.  We have not opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Time of the reincorporation.

Amendment to Articles of Incorporation/Articles of Incorporation or Bylaws.  Both Arkansas and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation.  Both Arkansas and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors.  Both Arkansas and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the Articles of Incorporation, respectively.  The J-Kan Nevada Articles require not less than 75% of the outstanding shares entitled to vote for the election of directors.

Actions by Written Consent of Stockholders.  Both Arkansas and Nevada law provide that, unless the articles or Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  The Nevada Articles provide that action may be taken by written consent of the shareholders only if expressly approved by the Board of Directors.  Arkansas law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Stockholder Vote for Mergers and Other Corporation Reorganizations. Both Arkansas and Nevada require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.  Neither Arkansas nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the Effective Time of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the Effective Time of the merger.

DEFENSES AGAINST HOSTILE TAKEOVERS

General

While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Articles and Bylaws which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Articles and Bylaws, copies of which are attached to this Information Statement.

The anti-takeover provisions in Nevada law, the Articles and Bylaws are designed to minimize our susceptibility to sudden acquisitions of control which have not been negotiated with and approved by our board of directors.  These provisions may tend to make it more difficult to remove the incumbent members of the board of directors and may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company’s stock.  In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case.  Anti-takeover provisions may discourage such purchases, particularly those of less than all of the company’s stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price.  These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful.  As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer.  These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock

The Nevada Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders.  Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required for shareholder approval of a transaction.  This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation will continue to authorize the issuance of up to 100,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer.  If the board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings

Nevada law provides that the annual stockholder meeting may be called by a corporation’s board of directors or by such person or persons as may be authorized by a corporation’s articles of incorporation or bylaws.  The Nevada Articles and Bylaws provide that stockholder meetings, whether annual or special, may be called only by our board of directors or a duly designated committee of the board of directors.  Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of the Company by preventing the call of a special meeting of stockholders.  The Nevada Articles and Bylaws also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent unless the board of directors specifically authorizes action by written consent.

Classified Board of Directors and Removal of Directors

The Nevada Articles and Bylaws provide that our board of directors will be divided into three classes which shall be as nearly equal in number as possible.  The directors in each class serve for terms of three years, with the terms of one class expiring each year.  Each class currently consists of approximately one-third of the number of directors.  Each director will serve until his successor is elected and qualified.  A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors.  Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority.  The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover.  Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Election and Removal of Directors

The Nevada Articles and Bylaws provide that a director may be removed with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors.  Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be established by the corporation’s articles of incorporation or bylaws.  Our Articles and Bylaws provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15.  The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in our board of directors.  The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of the Company through an increase in the number of our directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

Lack of Cumulative Voting. Under Nevada law, there is no cumulative voting by stockholders for the election of our directors.  The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all of the directors to be elected at that meeting, thus precluding a small group of stockholders from controlling the election of one or more representatives to our board of directors.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.  Our Articles and Bylaws provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting.  This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally.  Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.  In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such opposition is in their interests.  In addition, these notice provisions make it more difficult for stockholders to nominate candidates for election to the board of directors or propose new business unless it is approved by the board of directors could inhibit the ability of stockholders to bring up new business in response to recent developments.

DISSENTERS’ RIGHTS

The following description of the dissenters’ rights is qualified in its entirety by reference to subchapter 13 of the Arkansas Business Corporation Act, a copy of which is set forth as Exhibit C to this Information Statement.

Stockholders of J-Kan, who dissent from the reincorporation into J-Kan Nevada by written notice prior to the Effective Time of the merger, are entitled to receive the fair market value of their shares immediately prior to the Effective Time.  A stockholder may exercise his or her right to dissent or require J-Kan to purchase less than all of the shares as to which he or she has the right to vote.

Any stockholder intending to exercise his or her right to dissent must provide J-Kan with written notice.  The written notice must state that the stockholder intends to dissent, the name and address of the stockholder, the number and classes of shares as to which the stockholder dissents, and that the stockholder demands payment of the fair market value of the shares if the merger is approved.  The written notice of dissent and certificates representing shares of the common stock of J-Kan as to which payment is required must be delivered to J-Kan at the following address before the Effective Time of the merger:

J-Kan, Inc.
Attn: Jerry W. Neel, Jr.
1823 Phoenix Avenue
Ft. Smith, Arkansas 72903

Within 10 days after the Effective Time of the merger J-Kan will provide each dissenting stockholder with payment of the estimated fair value of the tendered stock of J-Kan together with a copy of the latest available interim financial statements.  If the stockholder believes the amount paid is less than the fair value of the J-Kan stock may notify J-Kan of his own estimate of the fair value and demand payment of the additional estimated amount plus interest.  If the demand remains unresolved for 60 days, the shareholder may file a petition in the courts of Arkansas to determine the fair value of the shares and the amount of interest.

Upon the Effective Time, all rights of a dissenting stockholder, except the right to receive payment of the fair value as set forth above, shall cease.  A notice of dissent may be withdrawn within at any time prior to the Effective Time but may not be withdrawn after acceptance of payment of the fair market value of the shares.

ADDITIONAL INFORMATION

There have been no proposals for action submitted to the Company by any stockholders other than the proposals which are the subject of this Information Statement.

EXHIBIT A
ARTICLES OF INCORPORATION

OF

J-KAN, INC.
(a Nevada corporation)

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

ARTICLE I
NAME
The name of the Corporation is J-Kan, Inc. (hereinafter, the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND AGENT

The name of the Corporation's resident agent in the State of Nevada is Inc. Plan of Nevada, Inc., and the street address of the said resident agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015. The mailing address and the street address of the said resident agent are identical.

ARTICLE III
POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

ARTICLE IV
TERM

The Corporation is to have perpetual existence.

ARTICLE V
CAPITAL STOCK

A.      Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 120,000,000 of which 100,000,000 shall be shares of common stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine.  The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

B.      Common Stock.  Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power.  Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having  preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

C.      Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(C) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.  Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

ARTICLE VI
PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII
REPURCHASE OF SHARES

The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII
MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

D. Meetings of stockholders may be held at such place as the bylaws may provide.

ARTICLE IX
NOTICE FOR NOMINATIONS AND PROPOSALS

A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X
DIRECTORS

A. The initial board of directors shall consist of one person, who shall serve until the initial meeting of directors and the election of his replacement.  The initial director shall be:

Jerry W. Neel, Jr., 1823 Phoenix Avenue, Ft. Smith, Arkansas 72903

B. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

C. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

D. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

E. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

F. In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(1) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(2) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(3) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(4) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(5) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(6) Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE XI
REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, with or without cause by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII
ACQUISITION OF CAPITAL STOCK

A. For the purpose of this Article:

(1) The term “Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(2) The term “acting in concert” shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

(3) The term “acquire,” “acquisition” or “acquiring” with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

(4) The term “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(5) The term “Common Stock” means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.

(6) The term “Fair Market Value” of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Market System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

(7) The term “own,” “owing,” “ownership” or “owning” refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

(8) The term “Person” shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

(9) The term “Transfer Agent” shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

B. Acquisition of Control Shares.

(1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

(2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any exchange (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System (“NASDAQ/NMS”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

C. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

D. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

E. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII
APPROVAL OF CERTAIN BUSINESS COMBINATIONS

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

(3) The term “Business Combination” as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

C. For the purposes of this Article XIII the following definitions apply:

(1) The term “Related Person” shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Act) “beneficially owns” (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.

(2) The term “Substantial Part” shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3) The term “Continuing Director” shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term “Continuing Director Quorum” shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV
EVALUATION OF BUSINESS COMBINATIONS

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV
INDEMNIFICATION

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Company shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors.  Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV.  Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.  The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE XVI
LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300. If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XVII
AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII
AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation.

EXHIBIT B

PLAN OF REINCORPORATION MERGER

OF

J-KAN, INC., INC.
(an Arkansas Corporation)

and

J-KAN, INC., INC.
(a Nevada Corporation)

PLAN AND AGREEMENT OF MERGER entered into by and between J-Kan, Inc., an Arkansas corporation (“J-Kan Arkansas”), and J-Kan, Inc. a Nevada corporation (“J-Kan Nevada”).

WHEREAS, J-Kan Arkansas is a business corporation of the State of Arkansas with its registered office therein located at 3301 Southview Drive, Fort Smith, Arkansas 12903; and

WHEREAS, the total number of shares of stock which J-Kan Arkansas has authority to issue is 100,000,000 shares of common stock, $.01 par value per share; and

WHEREAS, J-Kan Nevada is a business corporation of the State of Nevada with its registered office therein located at 613 Saddle River Court, Henderson, Nevada; and

WHEREAS, the total number of shares of stock which J-Kan Nevada has authority to issue is 120,000,000, of which 1000,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Arkansas Business Corporation Act permits a merger of a business corporation of the State of Arkansas with and into a business corporation of another jurisdiction; and

WHEREAS, the General Corporation Law of the State of Nevada permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, J-Kan Arkansas and J-Kan Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge J-Kan Arkansas with and into J-Kan Nevada pursuant to the provisions of the Arkansas Business Corporation Act and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I

MERGER

1.1. CONSTITUENT CORPORATIONS. The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.

A. J-Kan Arkansas, a corporation organized under and governed by the laws of the State of Arkansas with a principal place of business at 524 East Weddell Drive, Sunnyvale, CA 94089 (the “Terminating Corporation”).

B. J-Kan Nevada, a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at 1823 Phoenix Avenue, Ft. Smith, Arkansas 72903 (the “Surviving Corporation”).

1.2. SURVIVING CORPORATION. J-Kan Nevada shall be the Surviving Corporation.  The principal place of business, Articles of Incorporation, bylaws, officers and directors of J-Kan Nevada shall survive the merger without amendment or revision and be the principal place of business, Articles of Incorporation, bylaws, officers and directors of the Surviving Corporation.

1.3. MERGER. On the Effective Time (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Arkansas Business Corporation Act (“Arkansas Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), J-Kan Arkansas is merged with and into J-Kan Nevada.  The separate existence of J-Kan Arkansas shall cease on and after the Effective Time.

ARTICLE II
EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK.   At the Effective Time, each issued and outstanding share of the common stock, $.01 par value per share, of J-Kan Arkansas shall be converted into the right to receive one (1) fully paid and non-assessable share of the common stock, $.001 par value per share, of J-Kan Nevada.

2.2. CANCELLATION OF EXISTING SHARES.  At the Effective Time, each share of the common stock, $.001 par value per share, of J-Kan Nevada outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of J-Kan Nevada.

ARTICLE III

ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.01 par value per share, of J-Kan Arkansas, each option, warrant or other right to purchase shares of the common stock, $.01 par value per share, of J-Kan Arkansas, shall be exercisable to purchase one (1) share of the common stock, $.001 par value per share, of J-Kan Nevada for an exercise price in the same amount and on the same terms and conditions.

3.2. SUBMISSION TO SERVICE IN ARKANSAS. J-Kan Nevada agrees that it may be served with process in the State of Arkansas in any proceeding for enforcement of any obligation of the J-Kan Nevada arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 4-20-113 of the Arkansas Business Corporation Act, and irrevocably appoints the Secretary of State of Arkansas as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. The parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Arkansas Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Arkansas and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. J-Kan Arkansas hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV

EFFECTIVE TIME

4.1. EFFECTIVE TIME. This merger shall be effective in the State of Arkansas and the State of Nevada on the last to occur of the following (the “Effective Time”):

A. the date and time specified in a certificate of merger meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or

B. the date and time specified in a certificate of merger meeting the requirements of Arkansas Law, filed with the Secretary of State of the State of Arkansas; or

C. 4:00 o’clock P.M. E.S.T. on the twentieth day following the mailing of an information statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934.

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the Effective Time.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the Effective Time except that, without the approval of the stockholders of J-Kan Arkansas and the stockholders of J-Kan Nevada, no such amendment may (a) change the rate of exchange for any shares of J-Kan Arkansas or the types or amounts of consideration that will be distributed to the holders of the shares of stock of J-Kan Arkansas; (b) change any term of the Articles of Incorporation of J-Kan Nevada; or (c) adversely affect any of the rights of the stockholders of J-Kan Arkansas or J-Kan Nevada.

ARTICLE V

MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto this January ___, 2009.

J-KAN, INC. a Nevada corporation	J-KAN, INC., INC. an Arkansas corporation
By: ________________________________________	By: ________________________________________
Jerry W. Neel, Jr., Chief Executive Officer & President	Jerry W. Neel, Jr., Chief Executive Officer & President

EXHIBIT C

SUBCHAPTER 13 – DISSENTERS’ RIGHTS

Part A: Right to Dissent and Obtain Payment

§4-27-1301.  Definitions.

In this subchapter:

(1) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) “Dissenter” means a shareholder who is entitled to dissent from corporate action under §§4-27-1320 — 4-27-1328. (3)“Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. 4-27-1302 and who exercises that right when and in the manner required by §§ §

(4) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) “Shareholder” means the record shareholder or the beneficial shareholder.

§4-27-1302.  Right of dissent.

(a) A shareholder is entitled to dissent from and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(1) consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by §4-27-1104;(2)consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; §4-27-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under

(3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

(4) an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

(i) alters or abolishes a preferential right of the shares;

(ii)creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under §4-27-604; or (5)any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this subchapter may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§4-27-1303. Dissent by nominees and beneficial owners.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(1) he submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(2) he does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

Part B: Procedure for Exercise of Dissenters’ Rights

§4-27-1320.  Notice of dissenters' rights.

(a) If proposed corporate action creating dissenters' rights under §4-27-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.(b) If corporate action creating dissenters' rights under §4-27-1322.  §4-27-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in §4-27-1322.

§4-27-1321.  Notice of intent to demand payment.

(a) If proposed corporate action creating dissenters' rights under §4-27-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and (2) must not vote his shares in favor of the proposed action.(b)A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this subchapter.

§4-27-1322.  Dissenters' notice. (a) If proposed corporate action creating dissenters' rights under §4-27-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of §4-27-1321. (b) The dissenters' notice must be sent no later than ten (10) days after the corporate action was taken, and must:

(1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

(4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date subsection (a) the notice is delivered; and

(5) be accompanied by a copy of this subchapter.

§4-27-1323.  Duty to demand payment.

(a)A shareholder sent a dissenters' notice described in §4-27-1322(b) (3), and deposit his certificates in accordance with the terms of the notice. (b)The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.  §4-27-1322 must demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to § § (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this subchapter.

§4-27-1324.  Share restrictions.

(a)The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under §4-27-1326.(b)The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

§4-27-1325.  Payment.

(a)Except as provided in §4-27-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with §4-27-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest. (b)The payment must be accompanied by:

(1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation's estimate of the fair value of the shares;

(3) an explanation of how the interest was calculated;

(4) a statement of the dissenter's right to demand payment under §4-27-1328; and

(5) a copy of this subchapter.

§4-27-1326.  Failure to take action.

(a)If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b)If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under

§4-27-1322 and repeat the payment demand procedure.

§4-27-1327.After-acquired shares.

(a) A corporation may elect to withhold payment required by  §4-27-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.(b)To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under § 4-27-1328.

4-27-1328. Procedure if shareholder dissatisfied with payment or offer.

(a)A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under §4-27-1327 and demand payment of the fair value of his shares and interest due, if:(1)the dissenter believes that the amount paid under 4-27-1325), or reject the corporation's offer under § § 4-27-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;(2)the corporation fails to make payment under §4-27-1325 or offered under § § 4-27-1325 within sixty (60) days after the date set for demanding payment; or(3)the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment. §

(b)A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

Part C: Judicial Appraisal of Shares

§4-27-1330.Court action.

(a)If a demand for payment under §4-27-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.(b)The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office is located or the Pulaski County Circuit Court if the corporation does not have a principal office in this state. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located. §

(c)The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d)The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e)Each dissenter made a party to the proceeding is entitled to judgment (1) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation or (2) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under §4-27-1327.

4-27-1331.Court costs and counsel fees.

(a)The court in an appraisal proceeding commenced under §4-27-1328.(b)The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:  §4-27-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under § §

(1)against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of

4-27-1320 — 4-27-1328; or(2)against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter. §§

(c)If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.